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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported):
                               September 20, 2002

                      Investors Financial Services Corp.
           (Exact name of Registrant as specified in its charter)


       Delaware                     0-26996                     04-3279817
(State or jurisdiction          (Commission File               IRS Employer
   of Incorporation)                 Number)                Identification No.)

    200 Clarendon Street                                         02205-1537
Boston, Massachusetts 02116                                      (Zip Code)
   (Address of principal
     executive offices)

        Registrant's telephone number, including area code: 617 937-6700

                           No change since last report
                   (Former name or former address, if changed
                                since last report)


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ITEM 9. REGULATION FD DISCLOSURE.

Today Kevin J. Sheehan, Chairman and Chief Executive Officer of the Company, reaffirmed the Company's earnings estimate for the year ended December 31, 2002 at $1.01 to $1.03 per share. Mr. Sheehan also stated that the Company was comfortable with analyst estimates for the Company's earnings per share for the third quarter of 2002.


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                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           INVESTORS FINANCIAL SERVICES CORP.


September 20, 2002                         By: /s/ John E. Henry
                                               ------------------------------
                                               John E. Henry
                                               Senior Vice President and
                                               General Counsel


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